                                                                Exhibit 10.32

                                   Form of Employee Replacement Option Agreement
                                   ---------------------------------------------


                           NEUROMEDICAL SYSTEMS, INC.
                       1993 STOCK OPTION PLAN, AS AMENDED
                      NONQUALIFIED STOCK OPTION AGREEMENT

                              REPLACEMENT OPTIONS

          THIS AGREEMENT, effective as of the 28th day of July, 1997 (the "Grant Date"), between Neuromedical Systems, Inc., a Delaware corporation (the "Company"), and [name of employee] (the "Optionee").

          WHEREAS, the Company has adopted the Neuromedical Systems, Inc. 1993 Stock Option Plan, as amended and restated on October 25, 1995 (the "Plan") in order to provide additional incentive to selected directors, officers, employees and consultants of the Company and its Subsidiaries; and

          WHEREAS, the Company previously granted to the Optionee, effective as of [prior grant date] certain option rights to purchase all or any part of an aggregate of [amount of prior grant] whole Shares, subject to the terms and conditions of an agreement between Optionee and the Company dated as of even date therewith (the "Old Options" and such agreement governing the terms of grant and exercise thereof, the "Old Option Agreement").

          WHEREAS, as of July 28, 1997 and as authorized by the provisions of
Article 3 of the Plan, the Board of Directors of the Company duly adopted a resolution authorizing the issuance of replacement options (the "Replacement Options") to acquire shares of Company common stock, $.0001 par value per share ("Common Stock"), in substitution of outstanding stock options granted on or after October 1, 1996, as and when such options are surrendered by the holders thereof, among which are the Old Options; and

          WHEREAS, the Optionee desires to surrender Old Options in exchange for the Replacement Options and the Company and the Optionee hereby wish to memorialize the terms and conditions applicable to the Replacement Options;

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Surrender of Old Options and Grant of Replacement Options.
               ---------------------------------------------------------

               1.1 Effective as of the Grant Date and upon (a) surrender by the Optionee of all right, title and interest in Optionee's Old Options and (b) termination of any and all rights, obligations and duties of each of the parties hereto under the terms of Optionee's Old

Option Agreement and any and all ancillary representations or agreements by the Company with respect thereto, the Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of [amount of replacement options] whole Shares subject to, and in accordance with, the terms and conditions set forth in this Agreement. Each of the parties hereto agree that foregoing conditions (a) and (b) of this paragraph 1.1 shall each be duly performed, acknowledged and definitively evidenced by the sole act of execution of this Agreement.

               1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

               1.3 This Agreement shall be construed in accordance and consistent with, and subject to, the terms of the Plan (the provisions of which are incorporated herein by reference); and, except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

          2.   Purchase Price.
               --------------

          The price at which the Optionee shall be entitled to purchase Shares upon the exercise of the Option shall be $4.00 per Share.

          3.   Duration of Option.
               ------------------

          Subject to the terms and conditions of this Agreement, the Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided,
                                                                    --------
however, that the Option may be earlier terminated as provided in Section 6
-------
hereof.

          4.   Exercisability of Option.
               ------------------------

          Subject to the terms and conditions of this Agreement, the Option shall be exercisable as follows:

          (a) The Option shall become vested and exercisable with respect to 25% of the aggregate number of Shares covered by the Option as of each of the first, second, third and fourth anniversaries of the Grant Date, provided,
                                                          --------
however, that in the event that the Optionee is terminated by the Company "without cause" (as defined in the Plan) prior to July 28, 1998, 25% of Optionee's Option will vest and become exercisable as of such termination date.

          (b) Any fractional number of shares resulting from the application of the percentages set forth above in this Section 4 shall be rounded to the next higher whole number of Shares.

          5.   Manner of Exercise and Payment.
               ------------------------------

               5.1 Subject to the terms and conditions of this Agreement and the Plan, the Option may be exercised by delivery of written notice to the Company, at its principal executive office. Such notice shall state that the Optionee is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. If requested by the Committee (as defined in the Plan), such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

               5.2 The notice of exercise described in Section 5.1 shall be accompanied by (x) either (i) payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash, by check or, at the sole discretion of the Committee, by transferring Shares to the Company having a Fair Market Value on the day preceding the date of exercise equal to the cash amount for which such Shares are substituted or (ii) subject to the consent of the Committee, instructions from the Optionee to the Company directing the Company to deliver a specified number of Shares directly to a designated broker or dealer pursuant to a cashless exercise election which is made in accordance with such requirements and procedures as are acceptable to the Committee in its sole discretion and (y) full payment of all applicable Withholding Taxes (as defined in Section 11) pursuant to Section 11 hereof

                5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Section 5.2 relating to the Shares in respect of which the Option is being exercised, the Company shall, subject to the Plan and this Agreement, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

                5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

          6.   Termination of Employment.
               -------------------------

               6.1  Death or Disability.  In the event the employment of the
                    -------------------
Optionee is terminated as a result of Disability or death, the Optionee may at any time within one (1) year after such termination of employment, exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of such termination of employment, after which time the Option shall terminate in full. In the event of the Optionee's death, the Option shall be exercisable, to the extent provided in the Plan and this Agreement, by the legatee or legatees under the Optionee's will, or by the Optionee's personal representatives or distributees and such person or persons shall be substituted for the Optionee each time the Optionee is referred to herein.

               6.2  Cause.  In the event the employment of the Optionee is
                    -----
terminated for Cause, the Option shall terminate on the date of the Optionee's termination of employment whether or not exercisable.

               6.3  Other Termination of Employment.  If the employment of the
                    -------------------------------
Optionee is terminated for any reason other than Disability, death or Cause (including the Optionee's ceasing to be employed by a Subsidiary or division of the Company or any Subsidiary as a result of the sale of such Subsidiary or division or an interest in such Subsidiary or division), the Optionee may at any time within three (3) months after such termination of employment, exercise the Option to the extent, but only to the extent, that the Option or portion thereof was exercisable on the date of the termination of employment, after which time the Option shall terminate in full.

          7.   Nontransferability.
               ------------------

          The Option shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or by such other means explicitly permitted pursuant to Rule 16b-3 under the Exchange Act. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee, except in the case of an Option transferred pursuant to a qualified domestic relations order.

          8.   No Right to Continued Employment.
               --------------------------------

          Nothing in this Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall this Agreement or the Plan interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee's employment at any time.

          9.   Adjustments.
               -----------

          In the event of a Change in Capitalization, the Committee may make appropriate adjustments to the number and class of Shares or other stock or securities subject to the Option and the purchase price for such Shares or other stock or securities. The Committee's adjustment shall be made in accordance with the provisions of Section 6 of the Plan and shall be final and binding for all purposes of the Plan and this Agreement.

          10.  Effect of a Liquidation, Merger or Consolidation.
               ------------------------------------------------

          Upon the effective date of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Option shall continue in effect in accordance with its terms and the Optionee shall be entitled to receive in respect of each Share subject to the Option, upon exercise of the Option, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share.

          11.  Withholding of Taxes.
               --------------------

          The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. If the Optionee is entitled to receive Shares upon exercise of the Option, the Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes, provided that if the Optionee may be subject to liability under Section 16(b) of the Exchange Act either (i) (A) the Tax Election is made at least six
(6) months prior to the date the Option is exercised and (B) the Tax Election is irrevocable with respect to the exercise of all Options which are exercised prior to the expiration of six (6) months following a revocation of the Tax Election or (ii) (A) the Optionee makes the Tax Election at least six (6) months after the Grant Date, (B) the Option is exercised during the ten-day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (a "Window Period"), and (C) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period.

          12.  Optionee Bound by the Plan.
               --------------------------

          The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

          13.  Modification of Agreement.
               -------------------------

          This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto, provided, however, that the Company may unilaterally
                       --------  -------
amend this Agreement with respect to the modification of any provision herein so long as (i) the result of such amendment does not adversely affect Optionee's rights under this Agreement or the Plan, and (ii) reasonable notice of any such unilateral amendment is provided to Optionee.

          14.  Severability.
               ------------

          Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

          15.  Governing Law.
               -------------

          The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

          16.  Successors in Interest.
               ----------------------

          This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

          17.  Resolution of Disputes.
               ----------------------

          Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.

          18.  No Assignment.
               -------------

          Except as otherwise provided herein, the rights of the Optionee hereunder may not be assigned or otherwise transferred to any other party.

                           [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first set forth above.


                              NEUROMEDICAL SYSTEMS, INC.

                              By:
                                  -------------------------------
                              John B. Henneman, III
                              Co-CEO, Vice President of Corporate
                              Development, Secretary and
                              General Counsel



                              -----------------------------------
                              [Name of Optionee]

                 Form of Employee Replacement Option Agreement

                                   Schedule
                                  ----------

Pursuant to the General Instructions to Item 601 of Regulation SK of the Securities Act of 1933, as amended, the Company has filed only the form of the Company's 1993 Stock Option Plan, as Amended, Nonqualified Stock Option Agreement for Replacement Options (the "Agreements") because the executed exemplars of such document are substantially identical in all material respects, except as to the parties thereto, the amount and date of the prior option grant and the amount of replacement options granted therein, in each case as set forth as follows:

                                                                     Amount
                                                       Amount of     Replacement
           Employee             Prior Grant Date       Prior Grant   Options
--------------------------------------------------------------------------------
David Duncan, Jr.                  February 13, 1997       20,000      16,000
 Vice President Finance and
 Administration and Chief
 Financial Officer

Zeev Hadass, Ph.D.                 February 13, 1997       20,000      16,000
 Vice President, Processing
 Operations

John B. Henneman, III              February 13, 1997       20,000      16,000
 Co-CEO, Vice President of
 Corporate Development,
 Secretary and General Counsel

James M. Herriman,                 February 13, 1997       20,000      16,000
 Vice President of Product
 Development

Uzi Ish-Hurwitz                    February 13, 1997       35,000      28,000
Co-CEO, Executive
 Vice President, Chief of
 Technical Operations and
 President, Neuromedical
 Systems Israel Ltd.

Laurie J. Mango, M.D.              February 13, 1997       20,000      16,000
 Vice President and
 Medical Director


                                                                     Amount
                                                       Amount of     Replacement
           Employee             Prior Grant Date       Prior Grant   Options
--------------------------------------------------------------------------------
Andrew C. Panagy                February 13, 1997         20,000       16,000
 Vice President, Marketing
 and Sales

Howard M. Solomon, M.D.         March 1, 1997             35,000       28,000
 Vice President Medical
 Operations

Mark R. Rutenberg               February 13, 1997         70,000       56,000
 Chairman

Henk Snyman, M.D.               November 7, 1996 and
 President, NSI Europe B.V.     February 13, 1997         53,330       42,664

Stephen Ng, M.D.                June 23, 1997             50,000       40,000
 President, NSI Asia Pacific
 Ltd.
